UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 27, 2007

WITNESS SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29335	23-2518693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Center Parkway Roswell, GA		30076
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 754-1900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           On April 27, 2007, the Board of Directors (the “Board”) of Witness Systems, Inc. (the “Company”) approved amendments of Section 2.5 and certain provisions of Section 2.6 of the Company’s Bylaws to permit the Chief Executive Officer, in addition to the Chairman of the Board, to act as the chairman of any annual or special meeting of stockholders and to adjourn any such meeting.  The amendments were effective on April 27, 2007.  A copy of the amendments is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits

3.1           Amendment to the Amended and Restated Bylaws of Witness Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2007	WITNESS SYSTEMS, INC.

	By:	/s/ William F. Evans
William F. Evans
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Bylaws of Witness Systems, Inc.